                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: July 14, 2004
                                          -------------


                        United Community Financial Corp.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Ohio                       0-24399                    34-1856319
----------------------------        -----------            ----------------------
(State or other jurisdiction        (Commission                 (IRS Employer
    of incorporation)               File Number)           Identification Number)

         275 Federal Plaza West
             Youngstown, Ohio                                     44503-1203
----------------------------------------                     ---------------------
(Address of principal executive offices)                          (Zip Code)


        Registrant's telephone number, including area code (330) 742-0500
                                                           --------------


                                 Not Applicable
           ----------------------------------------------------------
         (Former name or former address, if changes since last report.)

Item 7.  Financial Statements and Exhibits

         (a.) and (b.)     Not applicable.

         (c.)              Exhibits.  See Index to Exhibits.



Item 12: Results of Operations and Financial Condition.

On July 14, 2004, United Community Financial Corp. issued a press release discussing its earnings for the second quarter of 2004. The press release is attached as Exhibit 99.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                      UNITED COMMUNITY FINANCIAL CORP.

                      By:      /s/  Patrick A. Kelly
                               ------------------------------------------
                               Patrick A. Kelly
                               Chief Financial Officer



Dated: July 14, 2004

                                INDEX TO EXHIBITS


Exhibit 99          Press release dated July 14, 2004